Exhibit 10.2

                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (the "Agreement"), dated February 27, 2004, is made and entered into by and among BP Investments Group, LLC a Delaware limited liability company ("Pledgor"), and Ocean Resources Capital Holdings PLC, a public limited company organized under the laws of the United Kingdom (the "Secured Party"), and Spector Gadon & Rosen, PC, a Pennsylvania Professional Corporation ("Collateral Agent").

         WHEREAS, pursuant to that certain Securities Purchase Agreement dated as of even date herewith (as it may hereafter from time to time be restated, amended, modified or supplemented, the "Purchase Agreement") by and between the Pledgor and the Secured Party, the Pledgor purchased 5,538,461 shares of Series A 10% Convertible Preferred Stock, $.001 par value per share (the "Shares"), of BPK Resources, Inc., a Nevada corporation ("BPK"), and issued that certain Secured Promissory Note dated February 27, 2004 in the principal amount of US $1,900,000 (as it may hereafter from time to time be restated, amended, modified or supplemented, the "Note"); and

         WHERAS, in order to secure the Pledgor's obligations under the Note, the Secured Party has requested that the Pledgor pledge and grant of a security interest in and to the securities of the Pledgor set forth on Schedule A hereto.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1.  Defined Terms.

             (a) Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Purchase Agreements or Instruments, as applicable. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code, as amended from time to time (the "Code").

             (b) "Pledged Collateral" shall mean and include the following: (i) the stock, shares, securities and all other ownership interests listed on Schedule A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, including, without limitation, all present and future securities, shares, capital stock and other ownership interests receivable in respect of, or in exchange for, or upon conversion of, any such securities, shares, capital stock or ownership interests, all rights under operating agreements, member agreements, shareholder agreements and other similar agreements relating to all securities, shares, capital stock and other ownership interests, all rights to subscribe for securities, shares, capital stock or other ownership interests incident to or arising from ownership of such securities, shares, capital stock or other ownership interests, all cash, interest, stock and other dividends or distributions paid or payable on such securities, shares, capital stock or other ownership interests, and all books and records (whether paper, electronic or any other medium) pertaining to the foregoing, including, without limitation, all stock or membership record and transfer books, and (ii) whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds thereof, as such term is defined in the Code.

         2.   Grant of Security Interests.

              (a) To secure the payment and performance of all obligations and of all indebtedness of Pledgor under the Note (collectively, the "Secured Obligations"), Pledgor hereby grants to the Secured Party a first priority security interest in and hereby pledges to the Secured Party, all of such Pledgor's now existing and hereafter acquired or arising right, title and interest in, to and under the Pledged Collateral whether now or hereafter existing and wherever located.

              (b) Upon the execution and delivery of this Agreement, Pledgor shall deliver to and deposit with the Collateral Agent in pledge, all certificates and other instruments evidencing the Pledged Collateral owned by Pledgor, together with undated stock powers signed in blank by Pledgor. The stock powers delivered by Pledgor hereunder shall be utilized by Secured Party only after a default under the Note.

         3.   Further Assurances.

              Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Secured Party, Pledgor shall execute and deliver to the Secured Party all financing statements, continuation financing statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the "Security Documents") which the Secured Party may reasonably request, in form reasonably satisfactory to the Secured Party, and take such other action which the Secured Party may reasonably request, to perfect and continue perfected and to create and maintain the first priority status of the Secured Party's security interest in the Pledged Collateral and to fully consummate the transactions contemplated under this Agreement. Pledgor hereby irrevocably makes, constitutes and appoints the Secured Party as Pledgor's true and lawful attorney with power to sign the name of such Pledgor on all or any of the documents which the Secured Party determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Secured Party' security interest in the Pledged Collateral in any jurisdiction. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly in full paid and the Instruments have terminated.

         4.   Representations and Warranties.

              Pledgor hereby represents and warrants to the Secured Party as follows:

              (a) Pledgor has and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time such Pledgor acquires rights in such Pledged Collateral, will have and will continue to have), title to the Pledged Collateral, free and clear of all liens.

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              (b) The capital  stock  shares,  securities,  and other  ownership interests constituting the Pledged Collateral have been duly authorized and validly issued to Pledgor (as set forth on Schedule A hereto), are fully paid and nonassessable.

              (c) The security interests in the Pledged Collateral granted hereunder are valid, perfected and of first priority, subject to the lien of no other Person.

              (d) There are no restrictions upon the transfer of the Pledged Collateral and Pledgor has the power and authority and right to transfer the Pledged Collateral owned by Pledgor free of any encumbrances and without obtaining the consent of any other Person.

              (e) Pledgor has all necessary power to execute, deliver and perform this Agreement.

              (f) There are no actions, suits, or proceedings pending or, to Pledgor's best knowledge after due inquiry, threatened against or affecting Pledgor with respect to the Pledged Collateral, at law or in equity or before or by any governmental authority, and Pledgor is not in default with respect to any judgment, writ, injunction, decree, rule or regulation which could adversely affect Pledgor's performance hereunder.

              (g) This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of Pledgor, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

              (h) Neither the execution and delivery by Pledgor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of any law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any governmental authority to which Pledgor is subject or any provision of any agreement, understanding or arrangement to which Pledgor is a party or by which Pledgor is bound.

              (i) Pledgor's chief executive office address is as set forth on the signature page hereto.

              (j) All rights of Pledgor in connection  with its ownership of the
Shares are  evidenced  and  governed  solely by the  certificates,  articles  of
incorporation,   bylaws  and  other  organizational  documents  of  BPK  and  no
shareholder   or  other  similar   agreements  are  applicable  to  the  Pledged
Collateral.

         5.  General Covenants.

              Pledgor hereby covenants and agrees as follows:

              (a) Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the

Pledged Collateral owned by Pledgor, unless such loss is the result of the gross negligence or willful misconduct of any Secured Party. Pledgor shall notify the Secured Party in writing ten (10) days prior to any change in such Pledgor's chief executive office address.

              (b) Pledgor shall appear in and defend any action or proceeding of which Pledgor is aware which could reasonably be expected to affect Pledgor's title to, or the Secured Party's interest in, the Pledged Collateral or the proceeds thereof; provided, however, that with the consent of the Secured Party, Pledgor may settle such actions or proceedings with respect to the Pledged Collateral, which consent shall not be unreasonably withheld or delayed.

              (c) Pledgor shall, and shall cause BPK to, keep separate, accurate and complete records of the Pledged Collateral, disclosing the Secured Party's security interest hereunder.

              (d) Pledgor shall comply with all laws applicable to the Pledged Collateral unless any noncompliance would not individually or in the aggregate materially impair the use or value of the Pledged Collateral or the Secured Party's rights hereunder.

              (e) Pledgor shall pay any and all taxes, duties, fees or imposts of any nature imposed by any governmental authority on any of the Pledged Collateral, except to the extent contested in good faith by appropriate proceedings.

              (f) To the extent, following the date hereof, Pledgor acquires securities, shares, capital stock or other ownership interests described in the definition of Pledged Collateral, such stock, in respect of, in exchange for, or upon the conversion of, the Pledged Collateral, such securities, shares, capital stock or ownership interests shall be subject to the terms hereof and, upon such acquisition, shall be deemed to be hereby pledged to the Secured Party; and, Pledgor thereupon shall deliver all such securities, shares, capital stock, and other ownership interests together with an updated Schedule A hereto, to the Collateral Agent.

              (g) Except as set forth in Section 16 hereof, during the term of this Agreement, Pledgor shall not sell, assign, replace, retire, transfer or otherwise dispose of its Pledged Collateral.

         6.   Other Rights With Respect to Pledged Collateral.

              (a) In addition to the other rights with respect to the Pledged Collateral granted to the Secured Party hereunder, at any time and from time to time, after and during the continuation of any default under the Note, the Secured Party, at its option and at the expense of the Pledgor, may (a) transfer into the name of the Secured Party or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends, distributions and income from any Pledged Collateral, now or hereafter in the hands of the Secured Party, on deposit or otherwise, belonging to Pledgor, as the Secured Party in its sole discretion shall determine; and (d) do anything which Pledgor is required but fails to do hereunder.

              (b) In the event that upon the occurrence of any default under the Note and while such default shall be continuing the Secured Party desires to exercise any of its rights or remedies under this Agreement, it shall deliver written notice (a "Default Notice") to the Collateral Agent and to the Pledgor, which notice shall be dated and state that a default under the Note has occurred and is continuing, that it desires to exercise certain of its rights and remedies hereunder and direct the Collateral Agent to deliver the Pledged Collateral to the Secured Party. Unless the Collateral Agent is notified in writing by the Pledgor within five (5) days from the date of the Default Notice that the Pledgor disputes the Secured Party's right to exercise any of its rights or remedies hereunder, the Collateral Agent shall promptly deliver the Pledged Collateral to the Secured Party. If the Collateral Agent is notified in writing by the Pledgor within five (5) days from the date of the Default Notice that the Pledgor in good faith contests the right of the Secured Party to exercise its rights or remedies hereunder, then, and in that event, the Collateral Agent shall be permitted to submit the issues in dispute to arbitration in accordance with the provisions of Section 18 of this Agreement.

         7.   Additional Remedies Upon Event of Default.

              Upon the occurrence of any default under the Note and while such default shall be continuing, the Secured Party shall have, in addition to all rights and remedies of a secured party under the Code or other applicable law, and in addition to its rights under Section 6 above and under the Note, the following rights and remedies:

              (a) The Secured Party may, after ten (10) days' advance notice to the Pledgor, sell, assign, give an option or options to purchase or otherwise dispose of the Pledged Collateral or any part thereof at public or private sale, at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Pledgor agrees that ten (10) days' advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor recognizes that the Secured Party may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities, shares, capital stock or ownership interests for their own account for investment and not with a view to the distribution or resale thereof.

              (b) The proceeds of any collection, sale or other disposition of the Pledged Collateral, or any part thereof, shall, after the Secured Party has made all deductions of expenses, including but not limited to, attorneys' fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Secured Party's rights with respect to the Pledged Collateral, including in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, as follows:

                   (i) first, to the Secured Obligations and to reimburse the Secured Party for out-of-pocket costs, expenses and disbursements, including without limitation reasonable attorneys' fees and legal expenses, incurred by the Secured Party in connection with realizing on the Pledged Collateral including expense incurred by the Secured Party for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Pledged Collateral, including without limitation advances for taxes, insurance, and the like, and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale of or other realization on, any of the Pledged Collateral, in such order as the Secured Party may determine in its discretion; and (ii) the balance, if any, as required by law.

         8.   Secured Party's Duties.

              (a) The powers conferred on the Secured Party hereunder are solely to protect their interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

         9.   Collateral Agent's Duties.

              (a) The Collateral Agent shall act hereunder as depository only, and it shall not be responsible or liable in any manner whatever for any determinations regarding the disposition of the Pledged Collateral. It is agreed that the duties and obligations of the Collateral Agent are those herein specifically provided and no other. Except as otherwise specifically provided in this Agreement, the Collateral Agent shall not have any liability under, nor duty to inquire into, the terms and provisions of any agreement or instrument, other than this Agreement. The duties of the Collateral Agent are ministerial in nature, and the Collateral Agent shall not incur any liability whatsoever other than for its own willful misconduct.

              (b) The Collateral Agent shall not incur any liability for following the instructions herein contained or expressly provided for, or written instructions given by the parties hereto. The Collateral Agent shall not have any responsibility for the genuineness or validity of any document or other material presented to or deposited with it nor shall it have any liability for any action taken, suffered or omitted in accordance with any written instructions or certificates given to it hereunder and believed by it in good faith to be what it purports to be and to be signed by the proper party or parties, nor for retaining the Pledged Collateral in the absence of instructions to the contrary.

              (c) The Collateral Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection with this Agreement, except its own willful misconduct.

              (d) The Collateral Agent may consult with, and obtain the advice of, legal counsel selected by it in the event of any question as to any of the provisions hereof or its duties hereunder, and the Collateral Agent shall incur no liability and shall be fully protected for any action taken, suffered or omitted by it in good faith in accordance with the advice of such counsel.

              (e) In the event that The Collateral Agent shall be uncertain as to its duties or rights hereunder or shall have received instructions, claims or demands from any party hereto which, in its reasonable opinion, conflict with any of the provisions of this Agreement or with instructions, claims or demands of any other party hereto, The Collateral Agent shall refrain from taking any action and its sole obligation shall be to keep safely all Pledged Collateral until it shall be directed otherwise in writing by all of the parties hereto or by a final order or judgment of an arbitration panel, or an award of an arbitrator pursuant to an arbitration conducted pursuant to Section 18 of this Agreement.

              (f) The Collateral Agent shall not be required to institute legal proceedings of any kind and shall not be required to initiate or defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement, provided that The Collateral Agent shall at all times take such action as is reasonably necessary to keep safely all Pledged Collateral. If The Collateral Agent does elect to so act or is required to so act in order to keep safely all Pledged Collateral, the Collateral Agent will do so only to the extent that it is indemnified to its reasonable satisfaction against the cost and expense of such defense or initiation.

              (g) Collateral Agent (and any successor Collateral Agent) may at any time resign as such by delivering the Pledged Collateral to any successor Collateral Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon Collateral Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of Collateral Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If at the time identified in subsection (ii) above, Collateral Agent has not received a designation of a successor Collateral Agent, Collateral Agent's sole responsibility after that time shall be to retain and safeguard the Pledged Collateral until receipt of a designation of successor Collateral Agent or a joint written disposition instruction by the other parties hereto or a final order or judgment of an arbitration panel pursuant to Section 18 of this Agreement.

              (h) In the event of any  disagreement  between  the other  parties hereto resulting in adverse claims or demands being made in connection with the Pledged Collateral or in the event that Collateral Agent is in doubt as to what action it should take hereunder, Collateral Agent shall be entitled to retain the Pledged Collateral until Collateral Agent shall have received (i) a final order or judgment of an arbitration panel pursuant to Section 18 of this
Agreement directing delivery of the Pledged Collateral or (ii) a written agreement executed by the other parties hereto directing delivery of the Pledged Collateral, in which event Collateral Agent shall disburse the Pledged Collateral in accordance with such order or agreement. Collateral Agent shall act on such court order without further question.

              (i) The Collateral Agent has acted as legal counsel for BPK, and may continue to act as legal counsel for BPK, from time to time, notwithstanding its duties as the Collateral Agent hereunder. Each of the Pledgor and Secured Party consents to the Collateral Agent acting in such capacity as legal counsel for BPK and waives any claim that such representation represents a conflict of interest on the part of the Collateral Agent. Each of Pledgor and Secured Party understands that Collateral Agent is relying explicitly on the foregoing provision in entering into this Agreement.

         10.  No Waiver; Cumulative Remedies.

              No failure to exercise, and no delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided under the Note or by law. Pledgor waives any right to require the Secured Party to proceed against any other person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the Secured Party's power.

         11.  Assignment.

              All rights and obligations of the parties under this Agreement shall inure to the benefit of their respective successors and assigns.

         12.  Severability.


              Any provision of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof.

         13.  Governing Law.


              This Agreement shall be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania without regard to its conflicts of law principles, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are governed by the law of a jurisdiction other than the Commonwealth of Pennsylvania.

         14.  Notices.


              All notices, requests, demands, directions and other communications (collectively, "notices") given to or made upon any party hereto under the provisions of this Agreement shall be in writing (including telex or facsimile communication) and shall be hand delivered, sent via a recognized overnight courier or sent by telex or facsimile to the respective parties at the addresses and numbers set forth in the signature page hereto or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly herein provided, be effective in the case of telex or facsimile, when received, or in the case of hand delivered notice, when hand delivered or, in case of overnight couriered notice, the business day after deposit with such courier.

         15.  Specific Performance.


              The parties acknowledge and agree that, in addition to the other rights of the parties hereunder and under the Note, because a party's remedies at law for failure of any other party to comply with the provisions hereof would be inadequate and that any such failure would not be adequately compensable in damages, the parties agree that each the provisions hereof may be specifically enforced.

         16. Voting Rights in Respect of the Pledged Collateral; Conversion of Shares.

              (a) So long as no default shall occur and be continuing under the Note, Pledgor may exercise any and all voting rights pertaining to the Pledged Collateral.

              (b) So long as no default shall occur and be continuing under the Note, Pledgor may exercise any and all rights pertaining to the Pledged Collateral including, but not limited to, any and all conversion rights. In the event that Pledgor desires to exercise any of its rights pertaining to the Pledged Collateral, it shall provide written notice (a "Conversion Notice") to the Collateral Agent and the Secured Party which notice shall be dated and shall state that a default under the Note has not occurred and is not continuing, that it desires to exercise certain of its rights with respect to the Pledged Collateral, describe in detail the rights it desires to exercise and include irrevocable instructions to the Collateral Agent and BPK to effectuate the exercise of such rights together with all stock powers or other documents required in order to exercise such rights. Unless the Collateral Agent is notified in writing by the Pledgor within five (5) days from the date of the Conversion Notice that the Secured Party disputes Pledgor's right to exercise its rights with respect to the Pledged Collateral identified in the Conversion Notice, the Collateral Agent shall promptly deliver the Conversion Notice and Pledged Collateral to BPK and direct BPK to effect such conversion or the exercise of the rights set forth in the Conversion Notice and thereafter return to the Collateral Agent all certificates evidencing the Shares and all certificates evidencing any additional shares of capital stock issued upon conversion or exchange of such Shares, all of which shall be deemed to be "Pledged Collateral" hereunder. If the Collateral Agent is notified in writing by the secured party within five (5) days from the date of the Conversion Notice that the Secured party in good faith contests the right of the Pledgor to exercise its rights with respect to the Pledged Collateral identified in the Conversion Notice, then, and in that event, the Collateral Agent shall be permitted to submit the issues in dispute to arbitration in accordance with the provisions of Section 18 of this Agreement.

         17.  Release of Pledged Collateral.

              Certificates evidencing the Pledged Collateral shall be released and delivered to Pledgor as payments of principal due under the Note are made to the Secured Party. Upon the payment of any principal due under the Note to Secured Party, Pledgor shall provide written notice (a "Payment Notice") to the Collateral Agent and the Secured Party which notice shall be dated and shall state that a payment of principal has been made under the Note, set forth the amount of such payment and direct the Collateral Agent to deliver certificates to Pledgor evidencing the "Released Shares." The Released Shares shall be determined by multiplying the total number of Shares comprising the Pledged Collateral by a fraction, the numerator of which is the amount of the principal payment set forth in the Payment Notice and the denominator of which is the total amount of principal due under the Note (without giving effect to the payment set forth in the Payment Notice); provided however, in the event that the Pledged Collateral includes other securities, there shall be added to the forgoing number of shares an additional number of shares determined by multiplying the total number of such other shares comprising the Pledged Collateral by a fraction, the numerator of which is the amount of the principal payment set forth in the Payment Notice and the denominator of which is the total amount of principal due under the Note (without giving effect to the payment set forth in the Payment Notice). Unless the Collateral Agent is notified in writing by the Secured Party within three (3) days from the date of the Payment Notice that the payment of principal set forth in the Payment Notice has not been received by the Secured Party, the Collateral Agent shall promptly deliver or cause BPK to deliver certificates evidencing the Released Shares to Pledgor which shares shall no longer be Pledged Collateral. If the Collateral Agent is notified in writing by the Pledgor within three (3) days from the date of the Payment Notice that the payment of principal set forth in the Payment Notice has not been received by the Secured Party, then, and in that event, the Collateral Agent shall be permitted to submit the issues in dispute to arbitration in accordance with the provisions of Section 18 of this Agreement.

         18.  Arbitration.

              If a dispute arises as to the interpretation of this Agreement, it shall be decided in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute. The arbitration shall take place in the Commonwealth of Pennsylvania. The decision of the Arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

         19.  Entire Agreement; Amendments.


              This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by Pledgor. This Agreement may not be amended or supplemented except by a writing signed by the Secured Party, the Pledgor and Collateral Agent.

         20.  Counterparts.

              This Agreement may be executed in any number of counterparts and delivered via facsimile, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

         21.  Descriptive Headings.

              The descriptive headings which are used in this Agreement are for the convenience of the parties only and shall not affect the meaning of any provision of this Agreement.



                            SIGNATURE PAGE 1 OF 1 TO
                             STOCK PLEDGE AGREEMENT


              IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                    BP INVESTMENTS GROUP, LLC



                                    By: /s/ Ernest A. Barlett
                                        ----------------------------------------
                                    Name: Ernest A. Barlett
                                    Title: President
                                    Address: One Belmont Avenue
                                             Bala Cynwyd, PA 19004


                                    OCEAN RESOURCES CAPITAL HOLDINGS PLC



                                    By: /s/ David Hutchins
                                        ----------------------------------------
                                    Name: David Hutchins
                                    Title: Director
                                    Address:  Ocean House
                                              10-12 Little Trinity
                                              London, EC4V 2AR United Kingdom

                                    SPECTOR GADON & ROSEN, PC


                                    By: /s/ Steven E. Gadon
                                        ----------------------------------------
                                    Name:  Steven E. Gadon
                                    Address:  1635 Market Street, 7th Floor
                                              Philadelphia, PA 19103

                                   SCHEDULE A
                                       TO
                             STOCK PLEDGE AGREEMENT


                        DESCRIPTION OF PLEDGED COLLATERAL


        Pledgor                                    Pledged Shares
        -------                                    --------------
BP Investments Group, LLC      5,538,461  shares  of  Series A 10%  Convertible
                               Preferred Stock, $.001 par value per share, of BPK Resources, Inc., a Nevada corporation, which number of shares shall be reduced as principal payments are made under the Note in accordance with Section 17 of this Stock Pledge Agreement.

                               BPK Resources, Inc.
                               5858 Westheimer Street
                               Suite 709
                               Houston, TX 77057